Fees Summary - USD ($)	Aug. 14, 2025	Aug. 08, 2025
Fees Summary [Line Items]
Total Offering		$ 1,925,000
Total Fee Amount	$ 294.72
Total Offset Amount	0
Net Fee	$ 294.72